UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Citius Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Citius Pharmaceuticals, Inc.

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 24, 2021

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Citius Pharmaceuticals, Inc. The meeting will be held on May 24, 2021 at 8:00 a.m. (local time) at the Company’s headquarters at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016, for the following purposes:

1.	To approve an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and the authorized number of common shares from 200,000,000 to 400,000,000;

2.	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1;

3.	To approve the Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan; and

4.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The record date for the Special Meeting is April 7, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Myron Holubiak
Director, Chief Executive Officer and President

You are required to register in advance of the Special Meeting if you plan to attend the Special Meeting in person. If you wish to register in advance of the Special Meeting, please contact Jaime Bartushak by no later than May 14, 2021, by e-mail (jbartushak@citiuspharma.com), telephone (908-967-6677 x103) or U.S. mail at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

You are cordially invited to attend the meeting in person. However, to assure your representation at the Special Meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Your vote is important, no matter how many shares you owned on the record date. Whether or not you plan to attend the Special Meeting, we hope that you will vote as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MAY 24, 2021.

Our proxy statement is available at https://materials.proxyvote.com/17322U.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the Special Meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering Special Meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Citius Pharmaceuticals, Inc.

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

MAY 24, 2021

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Citius Pharmaceuticals, Inc. (“Citius”, the “Company”, “we”, “our”, or “us”) in connection with the Special Meeting of stockholders of the Company to be held on May 24, 2021 at 8:00 a.m. (local time) at the Company’s headquarters located at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016 (the “Special Meeting”).

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice of meeting, this proxy statement, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on or about April 12, 2021. We mailed a Notice of Internet Availability of Proxy Materials on or about April 12, 2021 to our stockholders of record and beneficial owners as of April 7, 2021, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request. The proxy materials are available at https://materials.proxyvote.com/17322U.

We are taking precautions to protect those attending the Special Meeting from the coronavirus, or COVID-19. Attendees will be required to wear a mask. In addition, attendance at the Special Meeting may have to be limited due to the requirements of applicable laws or orders restricting the size of public gatherings or other public health measures. To that end, you are required to register in advance of the Special Meeting if you plan to attend the Special Meeting in person. If you wish to register in advance of the Special Meeting, please contact Jaime Bartushak no later than May 14, 2021 by email (jbartushak@citiuspharma.com), telephone (908-967-6677 x103) or U.S. mail at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

VOTING SECURITIES

The close of business on April 7, 2021 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. On that date there were outstanding and entitled to vote 134,701,219 shares of common stock, each of which is entitled to one vote on each matter at the Special Meeting.

Pursuant to Nevada law, the vote of a majority of shares of common stock outstanding and entitled to vote on the record date will be required to approve an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and the authorized number of common shares from 200,000,000 to 400,000,000. Pursuant to the Company’s bylaws, the vote of a majority of shares of common stock represented and entitled to vote at the Special Meeting will be required (i) to approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, and (ii) to approve the Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan.

The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Special Meeting as to any proposal as to which the brokers do not have voting instructions or discretion to vote on routine matters. These uncast votes are known as “broker non-votes.”

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any compensation for solicitation activities. We plan to retain Broadridge as proxy solicitor to assist in the solicitation of proxies for a fee of approximately $20,000. We also may engage other entities to assist in proxy solicitation if we deem it advisable for which we would pay the fees and expenses. We will, upon request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why am I receiving these materials?

We mailed a Notice of Internet Availability of Proxy Materials and provided access to these proxy materials because the board of directors of Citius Pharmaceuticals, Inc. is soliciting your proxy to vote at the Special Meeting of stockholders. We invite you to attend the Special Meeting and request that you vote on the proposals described in this proxy statement. The Special Meeting will be held on May 24, 2021 at 8:00 a.m. (local time) at the Company’s headquarters located at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions in the Notice of Internet Availability of Proxy Materials to vote via the Internet, by telephone or by mail.

How do I attend the Special Meeting?

We are taking precautions to protect those attending the Special Meeting from the coronavirus, or COVID-19. Attendees will be required to wear a mask. In addition, attendance at the Special Meeting may have to be limited due to the requirements of applicable laws or orders restricting the size of public gatherings or other public health measures. To that end, you are required to register in advance of the Special Meeting if you plan to attend the Special Meeting in person. If you wish to register in advance of the Special Meeting, please contact Jaime Bartushak no later than May 14, 2021 by email (jbartushak@citiuspharma.com), telephone (908-967-6677 x103) or U.S. mail at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on April 7, 2021, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. On April 7, 2021, there were 134,701,219 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on April 7, 2021, your shares of our common stock were registered directly in your name with our transfer agent, Vstock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting, or vote by proxy via the Internet, by telephone, or by mail. Whether or not you plan to attend the meeting, we urge you to vote, in whatever manner you prefer, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 7, 2021, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote at the Special Meeting:

1.	to approve an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and the authorized number of common shares from 200,000,000 to 400,000,000;

2.	to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1; and

3.	to approve the Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan.

We will also consider any other business that properly comes before the Special Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 7, 2021.

What is the quorum requirement?

A majority of our outstanding shares of common stock entitled to vote as of the record date must be present at the Special Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Special Meeting if you:

●	are present and entitled to vote in person at the Special Meeting;

●	properly submitted a proxy card or voter instruction card in advance of or at the Special Meeting; or

●	do not provide your broker with instructions on how to vote, but the broker submits the proxy nonetheless (a broker non-vote).

If you are present in person or by proxy at the Special Meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposals listed in this proxy statement identify the votes needed to approve or ratify the proposed actions. See also “How many votes are needed to approve each Proposal?”

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy via the Internet, by telephone or by mail. Whether or not you plan to attend the Special Meeting, we urge you to vote, in whatever manner you prefer, to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted via the Internet, by telephone or by mail. You may vote as follows:

●	Via the Internet by accessing the proxy materials on the secure website https://www.proxyvote.com and following the voting instructions on that website;

●	Via telephone by calling toll free 1-800-690-6903 in the United States or outside the United States and following the recorded instructions;

●	By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials and timely completing, dating, signing and returning the proxy card that you receive in response to your request; or

●	To vote in person, register for and attend the Special Meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has provided to you a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may vote “FOR”, “AGAINST”, “ABSTAIN” or “WITHHOLD”, as the case may be, to (i) to approve an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and the authorized number of common shares from 200,000,000 to 400,000,000; (ii) to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1; and (iii) to approve the Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan.

If you mail your proxy, vote via the Internet or by telephone, but withhold or abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you withheld or abstained from voting. If you abstain or withhold from voting on a proposal, your abstention or withheld vote has the same effect as a vote against that proposal. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, your brokerage firm may still be able to vote your shares with respect to “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the Special Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 or approval of the Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan, but will have discretionary authority to vote on the approval of an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and the authorized number of common shares from 200,000,000 to 400,000,000. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf only with respect to Proposal 1 (the approval of an amendment to our Articles of Incorporation to increase the authorized number of shares from 200,000,000 to 400,000,000).

How many votes are needed to approve each Proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Approval of an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and the authorized number of common shares from 200,000,000 to 400,000,000.	A majority of the votes entitled to vote at the Special Meeting.	Yes

Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.	A majority of the votes represented at the Special Meeting and entitled to vote.	No

Approval of the Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan.	A majority of the votes represented at the Special Meeting and entitled to vote.	No

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM Eastern Time on May 23, 2021.

●	You may submit another properly completed proxy card with a later date.

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary, Citius Pharmaceuticals, Inc., 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

●	You may register for and attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the Special Meeting if you obtain a legal proxy from them as described in the answer to a previous question.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days after the Special Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please vote your shares via the Internet, by telephone or by mail for each Notice of Internet Availability of Proxy Materials you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

All of the expenses involved in preparing, assembling and mailing the proxy materials and all costs of soliciting proxies will be paid by us. In addition to the delivery of the Notice of Internet Availability of Proxy Materials, our directors, officers and employees may also solicit proxies in person, by telephone, by facsimile, by electronic mail or by other means of communication. We will not pay our directors, officers and employees any compensation for soliciting proxies. We plan to retain Broadridge as proxy solicitor to assist in the solicitation of proxies for a fee of approximately $20,000. We also may engage other entities to assist in proxy solicitation if we deem it advisable for which we would pay the fees and expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES FROM 210,000,000 TO 410,000,000 AND THE AUTHORIZED COMMON SHARES FROM 200,000,000 TO 400,000,000

Our Board believes it is in our best interests and the best interests of our stockholders to authorize an increase in the number of our authorized shares of capital and common stock.

On April 7, 2021, the record date, we had 210,000,000 shares of authorized stock, of which 200,000,000 are authorized common shares and 10,000,000 are authorized preferred shares. On the record date, we had 134,701,219 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. On April 7, 2021, we had reserved 57,424,217 shares for future issuance, consisting of (i) 51,569,051 shares of common stock potentially issuable upon exercise of outstanding warrants and units, (ii) 4,615,166 shares of common stock potentially issuable upon exercise of outstanding stock options, and (iii) 1,240,000 shares of common stock remaining reserved for issuance as future awards under our 2020 Omnibus Stock Incentive Plan Assuming the exercise of all of these warrants, units and options, and assuming then award and issuance of the shares remaining under the 2020 Omnibus Stock Incentive Plan, there would be an aggregate of 192,125,436 shares issued and outstanding. As a result, we have only 7,874,564 shares of common stock available to issue to finance our operations. Given that we have historically issued shares of common stock to finance our operations and given our anticipated need for additional capital to fund our future operations, the Board believes that we should amend the Articles of Incorporation to authorize additional shares of common stock.

The Company also uses awards of stock options and other equity awards to attract, retain and incentivize directors and executives and senior management. As noted above, we had reserved an aggregate of 4,615,166 shares underlying all such awards outstanding on April 7, 2021. We believe it important to be able to continue such equity awards, especially as we further advance our product candidate pipeline and grow our operations to do so. For this reason, we believe an increase in the authorized shares is critical, especially in light of our proposed 2021 Omnibus Stock Incentive Plan.

The Board is asking our stockholders to approve an amendment to our Articles of Incorporation to increase the authorized shares from 210,000,000 to 410,000,000 and increase the authorized common shares from 200,000,000 to 400,000,000 (the “Amendment”). If approved by the stockholders, we expect to file the Amendment shortly after such approval. The Amendment would become effective upon filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

The Board believes that the availability of additional authorized shares of common stock will provide our Company with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, raising capital, future financings, investment opportunities, licensing agreements or acquisitions. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the Amendment.

The Amendment could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while the Company currently has no intention to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company and would act in the best interest of shareholders if any attempt was made. The Amendment has been prompted by business and financial considerations.

The proposed increase in the number of authorized shares of the Company’s common stock will not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s common stock. However, the issuance of additional shares of common stock authorized by the Amendment may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the current holders of the Company’s common stock.

Once the Amendment is approved, no further action by the shareholders would be necessary prior to the issuance of additional shares of common stock unless required by law or the rules of any stock exchange or national securities association on which the common stock is then listed or quoted. Under the Amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. Adoption of the Amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock, which will remain $0.001 par value per share.

The text of the form of amendment to the Articles of Incorporation, which would be filed with the Secretary of State of the State of Nevada to effect the increase in the authorized shares and authorized common shares, is set forth in Appendix A to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of Nevada or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the increase in authorized shares and authorized shares of common stock.

Required Vote

Provided there is a quorum for the meeting, pursuant to the terms of our Bylaws, the approval of an increase in our authorized shares from 210,000,000 to 410,000,000 and the authorized common shares from 200,000,000 to 400,000,000 requires the affirmative vote of a majority of the votes outstanding and entitled to vote at the Special Meeting. As this is a “routine” matter under the NYSE rules, brokers are allowed to vote on the Amendment. Withheld votes, if any, are entitled to vote, and therefore will have the same effect as a vote against the Amendment.

Recommendation

Our Board unanimously recommends that stockholders vote FOR the approval of an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and increase the authorized number of common shares from 200,000,000 to 400,000,000.

PROPOSAL NO. 2 - ADJOURNMENT PROPOSAL

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IN THE REASONABLE DISCRETION OF THE CHIEF EXECUTIVE OFFICER OF THE COMPANY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1.

Background

Our Board believes that if the number of shares of our common stock outstanding and entitled to vote at the Special Meeting is insufficient to approve Proposal 1, it is in the best interests of the stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve the Amendment for up to 30 days (the “Adjournment Proposal”).

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning or postponing the Special Meeting (after the vote on Proposal 3 is taken) or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the special meeting for up to 30 days, to use the additional time to solicit additional proxies in favor of the Amendment.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our common stock will vote against the Amendment, we could adjourn or postpone the Special Meeting without a vote on the Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Amendment.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting will be required to approve the Adjournment Proposal.

Recommendation

The Board of Directors unanimously recommends that you vote FOR Proposal No. 2.

PROPOSAL 3

APPROVAL OF THE CITIUS PHARMACEUTICALS, INC.

2021 OMNIBUS STOCK INCENTIVE PLAN

On March 8, 2021, our Board adopted the Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan, or the 2021 Plan, subject to stockholder approval. Pursuant to the 2021 Plan, we may grant up to a maximum of 7,500,000 shares (plus the 1,240,000 shares remaining under the 2020 Omnibus Stock Incentive Plan) for a maximum of 8,740,000 shares, subject to adjustment as described below, of our common stock as long-term equity incentives in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other stock awards, or collectively, stock rights, to employees, consultants, and directors of our Company, or collectively, participants. We believe that the effective use of long-term equity incentives is essential to attract, motivate, and retain employees of our Company, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies in the same industry and location as ours.

In this Proposal No. 3, we are asking our stockholders to approve the 2021 Plan. The full text of the 2021 Plan is attached as Appendix B to this proxy statement.

As of April 7, 2021, approximately 12 employees, 7 consultants and advisors as well as five non-executive directors were eligible to participate in the Plan. The closing price of our Company’s common stock on the NASDAQ Capital Market on April 7, 2021 was $1.77.

Vote Required

Provided there is a quorum for the meeting, approval of the 2021 Plan requires the affirmative vote of a majority of the votes represented at the Special Meeting in person or by proxy and entitled to vote on this Proposal No. 3. Broker non-votes, if any, are not entitled to vote, and therefore will have no effect on this Proposal No. 3 to approve our 2021 Plan. Abstentions, if any, are entitled to vote, and therefore will have the same effect as a vote against this Proposal No. 3.

Recommendation

Our Board unanimously recommends that stockholders vote FOR the 2021 Plan.

Summary of the 2021 Plan

Following is a summary of the principal features of the 2021 Plan. For additional information, please refer to the specific provision of the full text of the 2021 Plan set forth in Appendix B to this proxy statement.

Administration

The 2021 Plan is administered by the Company’s Board of Directors or a committee designated by the Board (generally, the Compensation Committee of the Board). The Committee has the authority to determine, within the limits of the express provisions of the 2021 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Committee generally has discretion to delegate its authority under the 2021 Plan to a subcommittee of the Committee, or to officers or employees of the Company, as the Committee deems appropriate.

Shares Subject to the 2021 Plan

Subject to adjustment upon certain corporate transactions or events, the maximum number of shares of the Company’s common stock reserved for issuance and available for awards under the 2021 Plan, including incentive stock options granted under the 2021 Plan, will be equal to the sum of (i) 7,500,000 shares plus (ii) the number of shares available for grant under the 2020 Omnibus Stock Incentive Plan as of the effective date of the 2021 Plan, which will be 1,240,000 shares, for a maximum of 8,740,000 shares. This number of shares represents 10% of the shares of common stock outstanding on April 7, 2021.

With respect to awards made under the 2021 Plan, shares of common stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock) will be available for additional grants under the 2021 Plan. In the event any option or other award granted under the 2021 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2021 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of an SAR, then we shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock that were subject to such SAR. Shares to be issued or purchased under the 2021 Plan will be authorized but unissued shares of common stock.

Eligibility and Limitation on Awards

The Committee may grant awards to any employee, director or consultant providing services to the Company or its affiliates.

The 2021 Plan sets an annual limit on the grant-date fair value of awards to any non-employee director, together with any cash fees paid during the year, of $2,000,000, subject to certain exceptions for a non-executive chair of the Board of Directors.

Types of Awards

Awards under the 2021 Plan may include incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options. The Committee may grant to a participant options to purchase Company common stock that qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (“incentive stock options”), options that do not qualify as incentive stock options (“non-statutory stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock options may only be granted to employees of the Company (or to employees of our parent company and subsidiaries, if any).

The exercise price for stock options will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years The 2021 Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

The means of payment for shares of common stock on the exercise of stock options will be determined by the Committee. Permitted forms of payment under the 2021 Plan include (a) cash or check, (b) the tender of common stock previously owned by the optionholder, (c) a broker-assisted cashless exercise, (d) a net exercise of the option, and (e) any combination of the foregoing methods of payment.

Stock Appreciation Rights. The Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Committee in its discretion, but may not be less than the fair market value of the Company’s stock on the date of grant. The Committee also determines the number of shares of common stock related to each SAR and any other terms applicable to the grant of the SAR, such as vesting conditions.

Upon exercise of a SAR, payment to the participant may be made in cash or in shares of the Company’s common stock having a value equal to the amount of the payment, or in a combination of cash and such shares, as determined by the Committee. SARs must be exercised within a period fixed by the Committee, not to exceed ten years. The 2021 Plan provides for earlier termination of SARs upon the participant’s termination of service, unless extended by the Committee, but in no event may a SAR be exercised after its fixed expiration date.

Restricted Stock. The Committee may award to a participant shares of the Company’s common stock subject to specified restrictions. The participant owns such restricted stock upon the date of grant, but restricted stock is subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The terms and conditions of restricted stock awards are determined by the Committee. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, the Company.

Restricted Stock Units. The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted stock units”). The terms and conditions of restricted stock unit awards are determined by the Committee. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to the Company.

Performance-Based Awards. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. The awards will be subject to the achievement of certain performance criteria as the Committee may determine. The performance criteria established by the Committee may be based on any one of, or combination of, the following criteria:

A.	Net earnings or net income (before or after taxes);

B.	Earnings per share;

C.	Net sales growth;

D.	Net operating profit;

E.	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.	Cash flow per share;

H.	Earnings before or after taxes, interest, depreciation, and/or amortization;

I.	Gross or operating margins;

J.	Productivity ratios;

K.	Share price (including, but not limited to, growth measures and total stockholder return);

L.	Expense targets or ratios;

M.	Charge-off levels;

N.	Improvement in or attainment of revenue levels;

O.	Margins;

P.	Operating efficiency;

Q.	Operating expenses;

R.	Economic value added;

S.	Improvement in or attainment of expense levels;

T.	Improvement in or attainment of working capital levels;

U.	Debt reduction;

V.	Capital targets;

W.	Regulatory, clinical, or manufacturing milestones; and

X.	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Performance targets, as well as the periods over which such targets will be measured, will be determined by the Committee in its discretion. The Committee will certify whether and to what extent performance targets have been met following the conclusion of the applicable performance period. The Committee has the discretion to adjust award payments to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period, and also to account for the effect of certain corporate transactions or other occurrences.

Dividend Equivalent Rights. The Committee may also award dividend equivalent rights that entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

Other Stock-Based Awards. The Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted stock units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Committee.

Awards Granted Under the 2021 Plan

As of the date of this proxy statement, no specific awards have been granted or are contemplated under the 2021 Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the 2021 Plan are not presently determinable. As a result of the discretionary nature of the 2021 Plan, it is not possible to state who the participants in the 2021 Plan will be in the future or the number of options or other awards to be received by a person or group.

Adjustments to Awards and Shares Available Under the 2021 Plan

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the 2021 Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the kind of shares issuable under the 2021 Plan, the maximum number of shares of common stock subject to the 2021 Plan, and the number of shares of common stock subject to and the exercise price of an outstanding award.

Tax Withholding

The Committee may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to our Company already-owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other means that the Committee determines both to comply with applicable laws and be consistent with the purposes of the 2021 Plan.

Amendment and Termination

The Board may at any time amend or terminate the 2021 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2021 Plan without the consent of the recipient. In addition, certain amendments are only permitted with stockholder approval, including an increase in the number of shares reserved under the 2021 Plan, modifications to the provisions of the 2021 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2021 Plan regarding the exercise prices at which shares may be offered pursuant to options, extension of the 2021 Plan’s expiration date, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

No awards may be made under the 2021 Plan after the tenth anniversary of its effective date.

Summary of Certain U.S. Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the 2021 Plan are as summarized below. The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2021 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income for regular federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (the required statutory “holding period”), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-statutory Stock Options. A participant who is granted a non-statutory stock option under the 2021 Plan will not generally recognize any income for federal income tax purposes on the grant of the option so long as (a) the exercise price is not less than the fair market value of the stock on the date of grant, and (b) the non-statutory stock option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. If the participant is an employee, such ordinary income amount will be subject to income tax withholding and payroll taxes. The Company generally will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes both the option price and the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. If the participant is an employee, such ordinary income amount will be subject to income tax withholding and payroll taxes.

Restricted Shares. A participant will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after receipt of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such receipt. The Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a corresponding deduction when the participant recognizes the income. If the participant is an employee, the ordinary income amount, when recognized, will be subject to income tax withholding and payroll taxes. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of receipt of the restricted shares, if the employee elects to be taxed on the fair market value upon receipt). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon receipt, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Stock Units. A participant will normally not recognize taxable income upon an award of restricted stock units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction in the same amount. If the participant is an employee, such ordinary income will be subject to income tax withholding and payroll taxes.

Performance Awards, Other Stock-Based Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards and other stock-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) then be entitled to a deduction in the same amount. If the participant is an employee, such ordinary income will be subject to income tax withholding and payroll taxes.

Impact of Section 162(m) on Tax Deductibility of Awards Under the 2021 Plan. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016.  In addition, the Company’s ability to realize the benefit of any tax deductions described above depends on our generation of taxable income as well as the requirement of reasonableness, other limitations on deductions in the Code and the satisfaction of tax reporting obligations.

Effective Date

If approved by the stockholders of the Company, the 2021 Plan will be effective as of the date of such approval by the stockholders. If not approved by the stockholders, any awards previously issued under the 2021 Plan will be terminated, the 2021 Plan will not take effect and no awards will be made under the 2021 Plan.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of September 30, 2020.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2014 Stock Incentive Plan	855,171	$6.65	--
2018 Omnibus Stock Incentive Plan	1,890,000	1.08	--
2020 Omnibus Stock Incentive Plan	645,000	1.22	2,465,000

Equity compensation plans not approved by security holders:
None	--	--	--
Total	3,390,171	$2.51	2,465,000

Our equity compensation plans consist of the Citius Pharmaceuticals, Inc. 2020 Omnibus Stock Incentive Plan, 2018 Omnibus Stock Incentive Plan and 2014 Stock Incentive Plan, which were all approved by our stockholders. We do not have any equity compensation plans or arrangements that have not been approved by our stockholders.

We no longer may grant awards under the 2014 Stock Incentive Plan or the 2018 Omnibus Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of March 31, 2021 by (i) each person or group as those terms are used in Section 13(d)(3) of the Exchange Act believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and named executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Shares of Common Stock Beneficially Owned (3)

Executive Officers and Directors
Leonard Mazur (4)	17,917,136	12.6%
Myron Holubiak (5)	3,689,604	2.7%
Jaime Bartushak (6)	213,619	*
Myron S. Czuczman, M.D.	0	--
Suren Dutia (7)	76,667	*
Dr. William Kane (8)	75,405	*
Howard Safir (8)	75,405	*
Carol Webb (8)	75,405	*
Eugene Holuka (9)	65,749	*
All executive officers and directors as a group (9 people)	22,188,991	15.4%

Other 5% holders
Armistice Capital, LLC (10)	8,593,361	6.3%

* Less than 1%.

(1)	The address for our officers and directors is c/o of the Company, 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2021 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage based on 134,701,219 shares of common stock issued and outstanding at March 31, 2021.

(4)	Consists of (i) 10,255,343 shares of common stock, (ii) 418,333 shares of common stock issuable upon exercise of options and (iii) warrants to purchase an aggregate of 7,243,460 shares of common stock.

(5)	Consists of (i) 1,992,243 shares of common stock, (ii) 225,000 shares of common stock issuable upon exercise of options and (iii) warrants to purchase an aggregate of 1,472,361 shares of common stock.

(6)	Consists of (i) 60,353 shares of common stock and (ii) 153,266 shares of common stock issuable upon exercise of options.

(7)	Consists of 76,667 shares of common stock issuable upon exercise of options.

(8)	Consists of 75,405 shares of common stock issuable upon exercise of options.

(9)	Consists of 65,749 shares of common stock issuable upon exercise of options.

(10)	Based on a Schedule 13G filed with the SEC on February 16, 2021 by Armistice Capital, LLC and information known to Citius. Includes warrants to purchase up to an aggregate of 2,425,000 shares of common stock. The warrants held by Armistice are subject to a beneficial ownership limitation of 9.99%, which does not permit Armistice to exercise that portion of the warrants that would result in Armistice and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The amounts and percentages in the table do not give effect to the beneficial ownership limitation. The business address of Armistice Capital, LLC is 510 Madison Avenue, 22nd Floor, New York, New York 10022.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding our Company’s business to the Board in care of our Corporate Secretary at our principal executive offices located at 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016. The Secretary will forward all such communications to the addressee.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

Stockholder proposals to be included in the proxy statement for our 2022 Annual Meeting of stockholders must be received by us not later than August 23, 2021. Under our bylaws, stockholder proposals to be considered at our next Annual Meeting, including nominees for director, must be received by us not more than 90 days and not less than 60 days before the meeting. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to our Corporate Secretary, Citius Pharmaceuticals, Inc., 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

Management’s proxy holders for the 2022 Annual Meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to November 5, 2021.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 967-6677 or by mailing a request to 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive or a single copy of proxy materials in the future in the same manner as described above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting, but if other matters properly come before the meeting, the persons named as proxies in the proxy will vote according to their best judgment. Stockholders are requested to vote promptly via the Internet, by telephone or by mail. If you attend the Special Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ Myron Holubiak
Director, Chief Executive Officer and President

DIRECTIONS TO CITIUS PHARMACEUTICALS, INC.

SPECIAL MEETING

AT

11 COMMERCE DRIVE, FIRST FLOOR

CRANFORD, NEW JERSEY 07016

From New York City:

Any Hudson River Crossing to the New Jersey Turnpike South to Route 78 West. From Route 78 West take Exit 52, the Garden State Parkway South to Exit 136 (Linden, Roselle, and Winfield Park). Follow to Centennial Avenue and then Commerce Drive. 11 Commerce Drive is marked accordingly.

From North of Newark:

Take the Garden State Parkway South to Exit 136 (Linden, Roselle, and Winfield Park). Follow to Centennial Avenue and then Commerce Drive. 11 Commerce Drive is marked accordingly.

From South of Newark:

Take the Garden State Parkway North to Exit 136 (Linden, Roselle, and Winfield Park). Follow to Centennial Avenue and then Commerce Drive. 11 Commerce Drive is marked accordingly.

APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

OF

CITIUS PHARMACEUTICALS, INC.

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

Pursuant to NRS 78.385 and 78.390 of the Nevada Revised Statutes, the undersigned corporation hereby submits this Certificate of Amendment to Articles of Incorporation for the purpose of amending its Articles of Incorporation.

1.	The name of the corporation is Citius Pharmaceuticals, Inc. (the “Corporation”).

2.	The following amendment to the Corporation’s Articles of Incorporation was adopted by the board of directors of the Corporation and by majority consent of the stockholders of the Corporation in the manner prescribed by applicable law.

Article FOURTH is hereby amended and restated to read in its entirety as follows:

“ The total number of shares of capital stock which may be issued by the Corporation is four hundred ten million (410,000,000), of which four hundred million (400,000,000) shares shall be common stock of the par value of $0.001 per shares (the “Common Stock”) and ten million (10,000,000) shares shall be preferred stock of the par value of $0.001 per share (the “Preferred Stock”), which Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board is expressly authorized to fix the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative; the redemption price or prices for the particular series; the voting powers for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications. All shares of the Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all shares of Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.”

1.	The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 134,701,219.

2.	The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation, have voted in favor of the amendment is [___]%.

3.	These Articles of Amendment will be effective upon filing.

This the ___ day of May 2021.

CITIUS PHARMACEUTICALS, INC.

By:
Myron Holubiak,
President and Chief Executive Officer

APPENDIX B

CITIUS PHARMACEUTICALS, INC.

2021 omnibus STOCK INCENTIVE PLAN

Approved by the Board: March 8, 2021

Approved by the Stockholders: [●], 2021

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business. As of the Effective Date (as defined below), no new awards will be granted under the Prior Plan (as defined below). Awards under the Prior Plan that are outstanding as of the Effective Date will remain subject to the terms and conditions of, and be governed by, their terms and the Prior Plan.

2. Definitions. The following definitions will apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition will supersede the definition contained in this Section 2.

(a) “Administrator” means the Plan Administrator as described in Section 4.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Nevada, and, to the extent other than Nevada, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c) “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i) that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” will not apply until a Corporate Transaction actually occurs; or

(ii) in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the Grantee’s failure to follow the reasonable instructions of the Board or such Grantee’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Grantee or, if cured, recurs within 180 days.

(h) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i) “Committee” means, unless otherwise provided herein, the Compensation Committee of the Board, or another committee appointed by the Board to administer the Plan.

(j) “Common Stock” means the Company’s voting common stock, par value $0.001 per share.

(k) “Company” means Citius Pharmaceuticals, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service will be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service will be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan will include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option will be treated as a Non-Statutory Stock Option beginning on the day three months and one day following the expiration of such three month period.

(n) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator will determine under parts (iv) and (v) whether multiple transactions are related, and its determination will be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.

(o) “Data” has the meaning set forth in Section 22 of this Plan.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r) “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by ordinary dividends paid with respect to Common Stock.

(t) “Effective Date” means the date on which the Plan is approved by the Company’s stockholders.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity will not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC markets and systems maintained by OTC Markets Group Inc.) or by a recognized securities dealer, its Fair Market Value will be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof will be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(x) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z) “Non-Statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.

(cc) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Performance Award” means an Award under the Plan in which the vesting or other realization of the Award by a Grantee is subject to the achievement of certain performance criteria over the course of a Performance Period, all as determined by the Administrator in accordance with Section 6(d) below.

(ee) “Performance Period” means the time period established by the Administrator during which specified performance criteria must be met in connection with the vesting of an Award as described in Section 6(d) below.

(ff) “Plan” means this Citius Pharmaceuticals, Inc. 2021 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(gg) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than 30 days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(hh) “Prior Plan” means the Company’s 2020 Omnibus Stock Incentive Plan.

(ii) “Related Entity” means any Parent or Subsidiary of the Company.

(jj) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ll) “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as such rule may be amended from time to time, and includes any successor provisions thereto.

(mm) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(nn) “Section 409A” means Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect.

(oo) “Share” means a share of the Common Stock.

(pp) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(qq) “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3. Stock Subject to the Plan.

(a) Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is the sum of (i) 7,500,000 Shares, plus (ii) the number of shares remaining available for grant under the Prior Plan as of the Effective Date (up to a maximum for 1,240,000). The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) will be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options will not exceed the number specified in Section 3(a). After the Effective Date, any Shares covered by an award made under the Prior Plan (or portion of a Prior Plan award) which is forfeited, canceled or expires (whether voluntarily or involuntarily), will be added to the maximum aggregate number of Shares which may be issued under the Plan. The maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options is the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award will not be returned to the Plan and will not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares will become available for future grant under the Plan.

(c) In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld will not again be available for Awards under the Plan. To the extent that cash is delivered in lieu of Shares upon the exercise of an SAR pursuant to Section 6(m), the Company will be deemed, for purposes of applying the limitation on the number of shares, to have issued the total number of Shares subject to such SAR. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be available for Awards under the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan will be administered by (A) the Board or (B) a Committee designated by the Board, which Committee will be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee will continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan will be administered by (A) the Board or (B) a Committee designated by the Board, which Committee will be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee will continue to serve in its designated capacity until otherwise directed by the Board.

(b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator will have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the type, terms and conditions of any Award granted hereunder;

(vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award will be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii) to amend the terms of any outstanding Award granted under the Plan, subject to Section 16(a)(v) below; provided that any amendment that would materially adversely affect the Grantee’s rights under an outstanding Award will not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Statutory Stock Option will not be treated as adversely affecting the rights of the Grantee;

(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix) to make other determinations as provided in this Plan; and

(x) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator will not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan will be final, conclusive and binding on all persons having an interest in the Plan.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated will be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person will offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company or any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, and Performance Awards. An Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

(b) Designation of Award. Each Award will be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award will be designated in the Award Agreement. In the case of an Option, the Option will be designated as either an Incentive Stock Option or a Non-Statutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options, and for this purpose (i) Incentive Stock Options will be taken into account in the order in which they were granted, (ii) the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and (iii) calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option will be a Non-Statutory Stock Option.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator will determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d) Performance Awards. The Administrator may issue Performance Awards under the Plan in accordance with this Section 6(d).

(i) The performance criteria for any Performance Awards will be established by the Administrator and may include, but are not limited to, any one of, or combination of, the following criteria:

(A)	Net earnings or net income (before or after taxes);

(B)	Earnings per share;

(C)	Net sales growth;

(D)	Net operating profit;

(E)	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)	Cash flow per share;

(H)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)	Gross or operating margins;

(J)	Productivity ratios;

(K)	Share price (including, but not limited to, growth measures and total stockholder return);

(L)	Expense targets or ratios;

(M)	Charge-off levels;

(N)	Improvement in or attainment of revenue levels;

(O)	Margins;

(P)	Operating efficiency;

(Q)	Operating expenses;

(R)	Economic value added;

(S)	Improvement in or attainment of expense levels;

(T)	Improvement in or attainment of working capital levels;

(U)	Debt reduction;

(V)	Capital targets;

(W)	Regulatory, clinical, or manufacturing milestones; and

(X)	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

(ii) Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable. Performance objectives may be adjusted for material items not originally contemplated in establishing the performance target for items resulting from discontinued operations, extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or unusual items. Performance measures may vary from Performance Award to Performance Award, and from Grantee to Grantee, and may be established on a stand-alone basis, in tandem or in the alternative. The Administrator will have the authority to impose such other restrictions on as it may deem necessary or appropriate to ensure that Performance Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations, and accounting or tax rules and regulations.

(iii) The Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of such criteria.

(iv) Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Performance Awards for such Performance Period. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) adjust the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period.

(v) Unless otherwise determined by the Administrator, payment of the Award to a Grantee will be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(e) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h) Non-Employee Director Award Limits. The maximum number of Shares subject to Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $2,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(i) Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award. The term of each Award will be the term stated in the Award Agreement, provided, however, that the term will be no more than 10 years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option will be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award will not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k) Transferability of Awards. Unless the Administrator provides otherwise, no Award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l) Time of Granting Awards. The date of grant of an Award will for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(m) Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan will be subject to the following terms and conditions. Each SAR granted to any Grantee will relate to such number of Shares as determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains will be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, will comply with all applicable requirements of the Exchange Act), the number of Shares which will be issuable upon the exercise of an SAR will be determined by dividing:

(i) the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” will be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (A) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (B) in the case of an SAR granted alone, without reference to a related Option, an amount which will be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii) the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares will be issued upon the exercise of an SAR; instead, the holder of the SAR will be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option will be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(m) will be deemed to have been converted into a Non-Statutory Stock Option immediately prior to such surrender.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award will be as follows.

(i) In the case of an Incentive Stock Option:

(1) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price will be not less than 110% of the Fair Market Value per Share on the date of grant; or

(2) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price will be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Statutory Stock Option, the per Share exercise price will be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii) In the case of other Awards, such price as is determined by the Administrator.

(iv) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award will be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, will be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award will be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) provides written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) provides written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share; or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8. Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9. Tax Withholding.

(a) Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, will have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b) The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i) paying cash;

(ii) electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv) selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v) retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi) any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the Tax Obligations are required to be withheld.

10. Rights As a Stockholder.

(a) Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or Dividend Equivalent Rights will be paid in respect of any unvested Award, unless and until such Shares vest.

(b) Other Awards. In the case of Awards other than Restricted Stock, a Grantee will not have any rights of a stockholder, nor will dividends or Dividend Equivalent Rights accrue or be paid, with respect any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11. Exercise of Award.

(a) Procedure for Exercise.

(i) Any Award granted hereunder will be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii) An Award will be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award will terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option will convert automatically to a Non-Statutory Stock Option on the day three months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award will terminate.

(c) Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within 12 months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option will automatically convert to a Non-Statutory Stock Option on the day three months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award will terminate.

(d) Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the 12-month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within 12 months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award will terminate.

(e) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award will remain exercisable until 30 days after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than 30 days immediately following the expiration of the term of such Award as set forth in the Award Agreement.

12. Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award will be suspended until the Administrator determines that such delivery is lawful and will be further subject to the approval of counsel for the Company with respect to such compliance. The Company will have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c) Subject to the Applicable Laws and any governing rules or regulations, the Company will issue or cause to be issued the Shares acquired pursuant to an Award and will deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d) No fractional Shares will be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13. Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment will be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment will be made by the Administrator and its determination will be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the number or price of Shares subject to an Award.

14. Corporate Transactions.

(a) Unless otherwise set forth in an Award Agreement, if a Corporate Transaction occurs and Grantees’ Awards remain outstanding after the Corporate Transaction (or are assumed by, or converted to similar awards with equivalent value as of the date of the Corporate Transaction of, the surviving corporation (or a parent or subsidiary of the surviving corporation)), and the Grantee incurs an involuntary separation from service by the Company or a Related Entity or successor other than for Cause during a period specified by the Committee, (i) all outstanding Options and SARs will automatically accelerate and become fully exercisable, (ii) any restrictions and conditions on outstanding Restricted Stock will immediately lapse, and (iii) Awards of Restricted Stock Units or of other rights or benefits will become payable. In such event, Performance Awards that are based on performance goals will vest and be payable as determined by the Committee.

(b) Unless otherwise set forth in an Award Agreement, if a Corporate Transaction occurs and Grantees’ Awards do not remain outstanding after the Corporate Transaction (and are not assumed by, or converted to similar awards with equivalent value as of the date of the Corporate Transaction of, the surviving corporation (or a parent or subsidiary of the surviving corporation)), (i) all outstanding Options and SARs will immediately vest and become exercisable, (ii) any restrictions on Restricted Stock will immediately lapse, and (iii) Awards of Restricted Stock Units or of other rights or benefits will become payable as of the date of the Corporate Transaction. In that event, Performance Awards that are based on performance goals will vest and be payable as determined by the Committee.

(c) Notwithstanding the foregoing, the Committee may establish such other terms and conditions relating to the effect of a Corporate Transaction on Awards as the Committee deems appropriate. In addition to other actions, in the event of a Corporate Transaction, the Committee may take any one or more of the following actions with respect to any or all outstanding Awards, without the consent of any Grantee: (i) the Committee may determine that outstanding Awards will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation); (ii) the Committee may determine that outstanding Options and SARs will automatically accelerate and become fully exercisable, and the restrictions and conditions on outstanding Restricted Stock will immediately lapse; (iii) the Committee may determine that Grantees will receive a payment in settlement of outstanding Awards of Restricted Stock Units or of other rights or benefits, in such amount and form as may be determined by the Committee; (iv) the Committee may terminate, or require that Grantees surrender, outstanding Options and SARs in exchange for a payment by the Company, in cash or Shares as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the Shares subject to the Grantee’s unexercised Options and SARs exceeds the exercise price, and (v) after giving Grantees an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment will take place as of the date of the Corporate Transaction or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Shares does not exceed the per share exercise price of a given Award, the Company will not be required to make any payment to the Grantee upon surrender or termination of the Option or SAR. Any acceleration, surrender, termination, settlement or conversion will take place as of the date of the Corporate Transaction or such other date as the Committee may specify.

(d) Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction will remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

15. Effective Date and Term of Plan. The Plan will become effective upon the Effective Date, and will continue in effect for a term of 10 years from the Effective Date unless sooner terminated by the Board. Termination of the Plan will not affect the terms or conditions of any Award granted prior to such termination. Awards hereunder may be made at any time prior to the termination of the Plan, except that no Incentive Stock Options will be granted after the tenth anniversary of the date on which the Plan was adopted by the Board.

16. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time suspend or terminate the Plan, or amend the Plan in any respect, except that it may not, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii) modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii) modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv) extend the expiration date of the Plan; and

(v) other than pursuant to Section 13 or in connection with a Corporate Transaction, (A) lower the exercise price of an Option or SAR, (B) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of a Share in exchange for cash or another Award, or (C) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan will materially adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as are sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.

18. No Effect on Terms of Employment/Consulting Relationship. The Plan will not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor will it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20. Information to Grantees. The Company will provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21. Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent will remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22. Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23. Application of Section 409A. This Plan and Awards granted hereunder are intended to comply with the requirements of Section 409A, to the extent applicable. All Awards will be construed and administered such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies the requirements of Section 409A. If an Award is subject to Section 409A, unless the Award Agreement specifically provides otherwise: (i) distributions will only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment will only be made upon a “separation from service” under Section 409A, (iii) payments to be made upon a Corporate Transaction will only be made upon a “change of control event” under Section 409A, and (iv) in no event will a Grantee, directly or indirectly, designate the calendar year in which a distribution is made, except in accordance with Section 409A. Each payment in any series of installment payments under an Award will be treated as a separate payment for purposes of Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a “specified employee” (as defined in Section 409A) upon a separation from service will be administered so that any distribution with respect to such Award will be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A. If a distribution is delayed pursuant to Section 409A, the distribution will be paid within 30 days after the end of the six-month period or the Grantee’s death, if earlier. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures, or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee will be solely responsible for the tax consequences of Awards, and in no event will the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to avoid taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award is exempt from, or compliant with, Section 409A.

24. Unfunded Obligation. Grantees will have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity will be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company will retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account will not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees will have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25. Clawback/Repayment. All Awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any applicable clawback, forfeiture or other similar policy adopted by the Board and as in effect from time to time; and (ii) applicable law. Further, to the extent that the Grantee receives any amount in excess of the amount that the Grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Grantee may be required to repay any such excess amount to the Company.

26. Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular will include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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02 0000000000

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

Please indicate if you plan to attend this meeting — Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000492253_1 R1.0.0.169

CITIUS PHARMACEUTICALS, INC.
Special Meeting of Stockholders
May 24, 2021 8:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Myron Holubiak, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CITIUS PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 AM, EDT on May 24, 2021 at the Company's headquarters at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000492253_2 R1.0.0.169

Continued and to be signed on reverse side